UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 30, 2016

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sale of Equity Securities.

On December 30, 2016, Goldrich Mining Company (the “Registrant” or the “Company”) closed a private placement for total proceeds of US$50,000. The Company sold 50 Series F Preferred Stock of the Company and warrants at a price per preferred share of $1,000.

Each share of Series F Preferred Stock is convertible into common shares of the Company equal in number to $1,000.00 divided by $0.03 per share of common stock. The purchaser of each share of Series F Preferred Stock also received Series S Warrants exercisable to purchase shares of common stock of the Company equal in number to the total purchase price divided by 0.03 (with fractional shares omitted), exercisable at any time beginning one year after the closing date for a term ending five years from the closing date at an exercise price of $0.03 per share of common stock.

The Series F Preferred Stock and the Series S Warrants were issued and sold to the purchasers thereof pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D under the Securities Act in reliance on the representations and warranties of the purchasers of such securities.

The disclosure made in Item 5.03 regarding the description of the Series F Preferred Stock is incorporated into this Item 3.02 by reference.

Item 3.03

Material Modification to Rights of Security Holders

The disclosures made in Items 3.02 and 5.03 are incorporated into this Item 3.03 by reference.

Item 5.03

Amendments to Articles of Incorporation

On January 10, 2017, the Company is in the process of filing a Statement of Designation of Shares of Series F Preferred Stock (“Statement of Designation”) and resolution creating and authorizing the designation of 50 shares of Series F Stock, were filed with the Alaska Division of Corporations, Business and Professional Licensing (the “Division”). The Company’s board of directors approved the resolution pursuant to Sections 308 and 315 of the Alaska Corporations Code (the “Code”) and Article Four of the Company’s articles of incorporation and the Company filed the Statement of Designation with the Division pursuant to Section 320 of the Code. Upon filing of the Statement of Designation, the Company’s resolution amended the Company’s articles of incorporation by fixing the following rights, preferences, privileges and restrictions of the Series F Stock, effective as of December 30, 2016.

Par Value

The Series F Stock has no par value.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, each holder of Series F Stock is entitled to be paid out of the assets of the Company available for distribution to stockholders, before any amount will be paid or distributed to the holders of Common Stock or any other stock ranking junior to the Series F Stock, an amount in cash equal to $1,000 per share (adjusted appropriately for stock splits, stock dividends and the like) together with declared but unpaid dividends to which the holders of Series F Stock are entitled (the “Series F Liquidation Amount”), payable pari passu with the preference with any other securities ranking equal in liquidation preference. However, if the amounts payable with respect to the Series F Stock are not paid in full, holders of Series F Stock share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment has been made to holders of Series F Stock of the Series F Liquidation Amount, the assets of the Company available for distribution to stockholders will be distributed ratably among the holders of Series F Stock (on an as-if-converted basis) and Common Stock (adjusted appropriately for stock splits, stock dividends and the like).  Holders of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and Series E Preferred Stock shall be paid in advance of holders of the Series F Stock on the occurrence of a Liquidation Event.

Voting Rights

Holders of Series F Stock are entitled to vote on all matters upon which holders of Common Stock are entitled to vote and are entitled to a number of votes equal to the number of whole shares of Common Stock into which a holder’s shares of Series F Stock could be converted at the record date for the determination of stockholders entitled to vote on such matter. Except as otherwise provided in the Company’s articles of incorporation, by the Alaska Business Corporations Act or the Statement of Designation of Shares of Preferred Stock (“Statement of Designation”), as filed, holders of Series F Stock vote as a single class with the Common Shares on an as-if-converted basis on all matters. No holder of Series F Stock is entitled to pre-emptive voting rights.

Conversion Rights

Shares of Series F Stock may, at the option of the holder, be converted at any time into a number of fully-paid and non-assessable shares of Common Stock as is equal to the product obtained by multiplying the Series F Conversion Rate (as defined below) by the number of shares of Series F Stock being converted (“Voluntary Conversion”). The conversion rate for Series F Stock in effect at any time (the “Series F Conversion Rate”) equals $1,000 divided by the Series F Conversion Price (as defined below). The conversion price for Series F Stock in effect from time to time is $0.03 per share (the “Series F Conversion Price”). The Series F Conversion Price is subject to adjustment in accordance with the provisions of the Statement of Designation.

Redemption Right

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Series F Preferred Stock, the purchaser shall have the right to demand that the Company redeem all or some of the outstanding securities (the preferred shares, the warrants, the warrant shares and the conversion shares) at a redemption price equal to the aggregate purchase price of such securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the aggregate purchase price of the Securities being redeemed at a rate of 15% from the date of issuance of the preferred shares through to the date of redemption.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

3.1

Statement of Designation of Shares of Series F Preferred Stock

4.1

Form of Class S Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: January 10, 2017	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer